Exhibit 10.1

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective the 29th day of May, 2013 by and between The GEO Group, Inc., a Florida Corporation, (the “Company”) and George C. Zoley (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive (collectively the “Parties”) have previously entered into the Third Amended and Restated Executive Employment Agreement effective as of August 22nd, 2012, as amended (the “Employment Agreement”); and

WHEREAS, the Parties wish to amend the Employment Agreement as provided herein to employ the Executive in accordance with the provisions herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

Section 4.B. of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“ANNUAL PERFORMANCE AWARD. For each fiscal year of employment during which the Company employs the Executive, the Executive shall be entitled to receive a target annual performance award of up to a maximum of 100% of Executive’s Annual Base Salary, in accordance with the terms of any plan governing senior management performance awards then in effect as established by the Board (the “Annual Performance Award”), such Annual Performance Award to be paid effective the 1st day of January of each year of the employment term with respect to the immediately preceding year.”

Except as otherwise specifically amended herein, the terms and provisions of the Employment Agreement remain in full force and effect. This Amendment may be executed in counterparts.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment under seal as of the date first above written.

THE GEO GROUP, INC.

By:	/s/ Richard H. Glanton
Name:	Richard H. Glanton
Title:	Chairman of the Compensation Committee

EXECUTIVE

By:	/s/ George C. Zoley
Name:	George C. Zoley

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